Exhibit 99.1

Nature's Miracle Holding Inc. Announces Up to $20 Million Financing with GHS Investment

ONTARIO, Calif., May 6, 2025 /PRNewswire/ -- Nature's Miracle Holding Inc. (OTCQB:NMHI) ("Nature's Miracle" or the "Company"), a leader in vertical farming technology, today announced that the Company has entered into an equity purchase financing agreement (the “Financing”) with GHS Investments LLC (“GHS” or “Investor”). The Company can require that the Investor invest up to Twenty Million Dollars ($20,000,000) to purchase the Company’s shares of common stock, $0.0001 par value per share (“Common Stock”) over the course of twenty-four (24) months immediately following the effective date of the registration statement to be filed with the Securities and Exchange Commission (“SEC”) in connection with the Financing, subject to the terms and conditions specified in the agreement. The Company issued 1,503,759 shares of Common Stock to the Investor in consideration for the Financing. In addition, the Investor made a $250,000 investment in the Company’s Series A shares of preferred stock (the “Series A Shares”), which shares are convertible into shares of Common Stock at a conversion price of $0.112 per share. The Company will be filing a registration statement to register all of the foregoing securities, and will file an 8-K providing additional information about the foregoing transactions.

About Nature's Miracle Holding Inc.

Nature's Miracle (www.Nature-Miracle.com) is a growing agriculture technology company providing products and services to growers in the Controlled Environment Agriculture ("CEA") industry in the U.S. The Company’s Common Stock trades on the OTCQB market (“OTCQB”) under the symbol “NMHI”.

Forward-Looking Statements

The information in this press release includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "anticipate," "believe," "contemplate," "continue," "could," "estimate," "expect," "forecast," "intends," "may," "will," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this press release may include, for example: the intended use of proceeds from the offering; successful launch and implementation of Nature's Miracle's joint projects with manufacturers and other supply chain participants of steel, rubber and other materials; changes in Nature's Miracle's strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects and plans; Nature's Miracle's ability to develop and launch new products and services; Nature's Miracle's ability to successfully and efficiently integrate future expansion plans and opportunities; Nature's Miracle's ability to grow its business in a cost-effective manner; Nature's Miracle's product development timeline and estimated research and development costs; the implementation, market acceptance and success of Nature's Miracle's business model; developments and projections relating to Nature's Miracle's competitors and industry; and Nature's Miracle's approach and goals with respect to technology.

These forward-looking statements are based on information available as of the date of this press release, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing views as of any subsequent date, and no obligation is undertaken to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: the ability to maintain the listing of the Company's shares on the OTC; changes in applicable laws or regulations; the ability to implement business plans, forecasts, and other expectations, and identify and realize additional opportunities; the risk of downturns and the possibility of rapid change in the highly competitive industry in which Nature's Miracle's operates; the risk that Nature's Miracle's and its current and future collaborators are unable to successfully develop and commercialize Nature's Miracle's products or services, or experience significant delays in doing so; the risk that the Company may never achieve or sustain profitability; the risk that the Company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; the risk that the Company experiences difficulties in managing its growth and expanding operations; the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations; the risk that Nature's Miracle's is unable to secure or protect its intellectual property; the possibility that Nature's Miracle's may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties described in Nature's Miracle's filings from time to time with the SEC.

For more information, please contact:

Nature's Miracle Holding, Inc.
George Yutuc, CFO COO
george.yutuc@nature-miracle.com or

info@nature-miracle.com